SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2005

Vita Food Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 West Lake Street Chicago, Illinois		60612
(Address of principal executive offices)		(Zip Code)

(312)738-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)                                               Not applicable.

(b)                                              On January 19, 2005, Paul Lederer provided notice of his resignation from the Board of Directors of Vita Food Products, Inc. (the “Company”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date:	January 21, 2005	By:	/s/ Stephen D. Rubin
Stephen D. Rubin
President
(Principal Executive Officer)

Date:	January 21, 2005	By:	/s/ Clifford K. Bolen
Clifford K. Bolen
Senior Vice President and Chief
Financial Officer
(Principal Financial and Accounting Officer)